SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
     (Date of earliest event reported): October 15, 1997


                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


 Delaware                     31-1359594                 0-21118
(State of Incorporation)    (IRS I.D. No.)      (Commission File Number)





_________________________________________________________





Item 5. Other Events.

        On September 2, 1997, the Registrant repurchased from the holder thereof, Corporate Receivables Corporation, the following certificates: (i) $55.0 million aggregate principal amount of 8.05% Class C-1 Asset Backed Certificates, Series 1992-1, and (ii) $55.0 million aggregate principal amount of 8.45% Class C-2 Asset Backed Certificates, Series 1992-2.



Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.77   Settlement Statement of the Trust
                for the period ended October 4, 1997
                and the related distributions made
                on October 15, 1997.





    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date:     October 24, 1997           By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer






                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



28.77       Settlement Statement of the Trust
            for the period ended October 4, 1997
            and the related distributions made
            on October 15, 1997.




                        Exhibit 28.77

      Settlement Statement of the Trust for the Period
           Ending October 4, 1997 and the Related
           Distributions made on October 15, 1997.